                              Exhibit 10.13

                              AMENDED SCHEDULE TO
                           INDEMNIFICATION AGREEMENT



The Indemnification Agreements between Sun Company, Inc. and the directors and executive officers named below are identical in all material respects.

       Officer                  Date of Agreement
       -------                  -----------------

   Robert M. Aiken, Jr.         February 1, 1996
   Robert H. Campbell           February 1, 1996
   John G. Drosdick             February 1, 1997
   Jack L. Foltz                February 1, 1996
   Deborah M. Fretz             February 1, 1996
   Thomas W. Hofmann            February 1, 1996
   David E. Knoll               February 1, 1996
   Robert W. Owens              February 6, 1997
   Malcolm I. Ruddock, Jr.      February 1, 1996
   David C. Shanks              February 17, 1997
   Sheldon L. Thompson          February 1, 1996


      Director                  Date of Agreement
      --------                  -----------------

   Raymond E. Cartledge         February 1, 1996
   Robert E. Cawthorn           February 1, 1996
   Mary J. Evans                February 1, 1996
   Thomas P. Gerrity            February 1, 1996
   James G. Kaiser              February 1, 1996
   Robert D. Kennedy            February 1, 1996
   R. Anderson Pew              February 1, 1996
   William F. Pounds            February 1, 1996
   Alexander B. Trowbridge      February 1, 1996
